SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   Form 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 16, 1997



               PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Delaware                       0-15036                    04-2841746
     --------                       -------                    ----------
(State or other jurisdiction)    (Commission                  (IRS Employer
   of incorporation              File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
------------------------------------------                            -----
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

              PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP

ITEM 2 - Disposition of Assets

   Willow Creek, Wichita, Kansas

   Disposition Date - July 16, 1997

      On July 16, 1997, the Partnership received $3,055,000 from the Willow Creek borrower, which represented the full repayment of the first leasehold mortgage loan secured by the Willow Creek Apartments. Simultaneously, the Willow Creek owner purchased the Partnership's interest in the underlying land at a price equal to the Partnership's cost basis in the land of $345,000. In addition, the Partnership received a mortgage loan prepayment penalty of 4% of the mortgage note balance, or $122,200, and a land lease termination fee of $13,800 in accordance with the terms of the agreements. As previously reported, in the Form 10-Q for the quarter ended May 31, 1997, the owner of the Willow Creek Apartments had given notice of an intent to prepay its first leasehold mortgage loan scheduled to mature on October 31, 2000, and to repurchase the underlying land from the Partnership. The Partnership and the owner of the Willow Creek Apartments were able to reach an agreement on the terms of the prepayment and the transaction closed on July 16, 1997. Although the structure of the Partnership's original investment in Willow Creek entitled the Partnership to participate in the appreciated value of the property upon a sale or refinancing, the value of the property had not increased to a level at which the Partnership would receive a participation payment.

      As a result of the disposition on July 16, 1997 of the Partnership's investments secured by the Willow Creek Apartments, the Partnership will make a Special Distribution of approximately $4,036,000, or $90 per original $1,000 investment, on August 15, 1997 to unit holders of record on July 16, 1997. Of this amount, approximately $79 represents the net proceeds from the Willow Creek transactions and approximately $11 represents a distribution from Partnership reserves that exceed future requirements.


ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Kansas Special Warranty Deed by and between PaineWebber Qualified Plan Property Fund Four, LP and Willow Creek, Inc. dated July 16, 1997.

      (2) Lease Termination Agreement by and between PaineWebber Qualified Plan Property Fund Four, LP and Willow Creek, Inc. dated July 16, 1997.

      (3)   Notice  of  Termination   of  Ground  Lease  between   PaineWebber
            Qualified Plan Property Fund Four, LP and Willow Creek, Inc. dated July 16, 1997.

      (4) Release of Collateral Assignment of Rents and Leases by Willow Creek, Inc. to PaineWebber Qualified Plan Property Fund Four, LP, dated July 16, 1997.

      (5)   Satisfaction   of  Mortgage   between   Willow  Creek,   Inc.  and
            PaineWebber Qualified Plan Property Fund Four, LP, dated July 16, 1997.

                                   FORM 8-K

                                CURRENT REPORT

              PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP




                                  SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP
                                 (Registrant)




                            By: /s/ Walter V. Arnold
                                ---------------------
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer







Date:  August 4, 1997

                         KANSAS SPECIAL WARRANTY DEED


      THIS INDENTURE, made this 16th day of July, 1997, by and between PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP, a Delaware limited partnership having a principal place of business at 265 Franklin Street, Boston, Massachusetts 02110 ("Grantor"), and WILLOW CREEK, INC., a Kansas corporation having a place of business at 10000 West 75th Street, Shawnee Mission, Kansas 66204 ("Grantee").

      WITNESSETH,  that  Grantor,  in  consideration  of the sum of Ten  Dollars
($10.00) and other good and valuable consideration to Grantor duly paid, the receipt of which is hereby acknowledged, does by these presents SELL and CONVEY unto Grantee and Grantee's successors and assigns, the property described on Exhibit A attached hereto and incorporated herein by this reference (the "Property").

      TO HAVE AND TO HOLD the Property with all and singular the tenements, hereditaments and appurtenances thereto belonging or in any wise appertaining, unto Grantee and Grantee's successors and assigns, forever, Grantor hereby covenanting that the Property is free and clear from any encumbrance done or suffered by Grantor except all matters of record, including but not limited to all easements, covenants, conditions, restrictions, reservations, declarations, community contracts, mortgages and other matters of record; unrecorded easements and all other matters which would be disclosed by an accurate survey and inspection of the Property; zoning laws; the lien of taxes and assessments for 1997 and all subsequent years; all rights of tenants, as tenants only, to use or occupy the Property; and the rights reserved by Willow Creek, Inc. as the grantor under and pursuant to that certain Special Warranty Deed from Willow Creek, Inc. to Paine Webber Qualified Plan Property Fund Four, LP, made as of the 31st day of October, 1985; and that Grantor will warrant and defend the title to the Property unto Grantee and Grantee's successors and assigns forever against the lawful claims and demands of all persons claiming or to claim the same, or any part thereof by, through or under Grantor except as set forth above.

      IN WITNESS WHEREOF, Grantor has caused this Deed to be executed the day and year first above written.

                          Paine Webber Qualified Plan Property Fund
                          Four, LP, a Delaware limited partnership

                          By:   Fourth Qualified Properties, Inc.,
                                 General Partner

                            By: /s/ Rock M. D'Errico
                                ---------------------
                             Name: Rock M. D'Errico

                             Title: Vice President





COMMONWEALTH OF MASSACHUSETTS   )
                                )  SS.
COUNTY OF SUFFOLK               )

     BE IT REMEMBERED, that on this 2nd day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Rock M. D'Errico, to me personally known to be the Vice President of Fourth Qualified Properties, Inc., Managing General Partner of Paine Webber Qualified Plan Property Fund Four, LP, a Delaware limited partnership, and who executed the foregoing instrument as such officer on behalf of said corporation and said limited partnership, and such person duly acknowledged the execution of the same to be the free act and deed of said corporation and said limited partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                      /s/ Andrew C. Sucoff
                                          ----------------
                                          Notary Public
                                          Printed Name:Andrew C. Scuoff
My commission expires:
2/26/2004
---------

                                  Exhibit A



That part of Lot One (1), Block One (1), WOODLAWN PLACE an Addition to Wichita, Sedgwick County, Kansas, lying west of a line Described as follows:

Beginning 1241.27 feet N90(Degree)00'W of the northeast Corner of the Southwest Quarter (SE 1/4) of Section 1, Township 27 South, Range 1 East of the 6th P.M., Sedgwick County, Kansas, on the north line of said Lot One (1), Block One (1), thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 238.15 feet to the North line of Maingate Road, said point beginning at an arc distance of
282.71 feet west of the east end of a circular curve on the north line of Maingate Road, the north line of said Southeast Quarter (SE1/4) is assumed to bear N90(Degree)00'W; and more particularly described as follows:

Beginning at NW corner of Lot 1, Block 1, Woodlawn Place, an Addition to Wichita, Sedgwick County, Kansas; thence N 90(Degree)00' E along the north line of said Lot 1, Block 1, 750.29 feet to a point 1241.27 feet west of the NE corner of the SE1/4 of Section 1, T27S, R1E of the 6th P.M., Sedgwick County, Kansas; thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 238.15 feet to the north line of Maingate Road; thence westerly and southwesterly on the south line of said Lot 1, Block 1, and on a curve to left, having a radius of 481.97 feet and a central angle of 18(Degree)23'30", said tangent line bearings being N88(Degree)24'00"W and S73(Degree)12'30"W, 154.71 feet to the P.T. of a curve; thence S 73(Degree)12'30"W, on the south line of said Lot 1, Block 1, 40.32 feet to the point of a curve; thence on a curve to the right, having a radius of 999.45 feet and a central angle of 16(Degree)47'30", 292.91 feet to the P.T. of the curve; thence S90(Degree)00'W along the south line of said Lot 1, Block 1, 203.29 feet to the SW corner of said Lot 1, Block 1; thence N 2(Degree)57'40"W along the west line of said Lot 1, Block 1 449.66 feet to the point of beginning.

                                    EXCEPT


Commencing at the NW corner of Lot 1, Block 1, Woodlawn Place, an Addition to Wichita , Sedgwick County, Kansas; thence N 90(Degree)00'E along the North line of said Lot 1, Block 1, 750.29 feet to a point 1241.27 feet West of the NE corner of the SE 1/4 of Section 1, T27S, R1E of the 6th P.M., Sedgwick County, Kansas, and to a point of beginning; thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 54.44 feet; thence N 0(Degree) 00'E, 193.85 feet to the north line of said Lot 1, Block 1, thence N 90(Degree)00'E along the North line of said Lot 1, Block 1, 10.0 feet to the point of beginning.

                         LEASE TERMINATION AGREEMENT


      THIS AGREEMENT ("Agreement") is made as of the 16th day of July, 1997, by and between PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP, a Delaware limited partnership having a principal place of business at 265 Franklin Street, Boston, Massachusetts 02110 ("Lessor"), and WILLOW CREEK, INC., a Kansas corporation having a place of business at 10000 West 75th Street, Shawnee Mission, Kansas 66204 ("Lessee").


                                    RECITALS:

      A. Lessor and Lessee entered into a certain Ground Lease dated as of the 31st day of October, 1985, as amended by a certain Amendment to Ground Lease and Short Form of Ground Lease made as of the 27th day of December, 1985 (collectively, the "Lease"), pursuant to which Lessor demised to Lessee and Lessee leased from Lessor certain real estate located in Sedgwick County, Kansas, as more particularly described in Exhibit A attached hereto (the "Leased Premises"), except and excluding all right, title and interest in the footings, foundations, columns, piles, buildings, improvements, fixtures, equipment and other installations at any time located, constructed or erected thereon.

      B. Lessor and Lessee entered into a certain Short Form of Ground Lease relating to the Lease, dated October 31, 1985, and recorded on November 1, 1985 on Film 0761, Page 0509 in the records of Sedgwick County, State of Kansas (the "Recorder's Office"), as amended by a certain Amendment to Ground Lease and Short Form of Ground Lease made as of December 27, 1985 and recorded January 3, 1986 on Film 0772, Page 0740 in the Recorder's Office (collectively, the "Lease Memorandum").

      C. The parties hereto desire to terminate the Lease and release the Lease Memorandum of record in accordance with the provisions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

      1. Termination Date. The term of the Lease shall terminate effective as of July 16th, 1997 (the "Termination Date"), provided that on or before the Termination Date, Lessee shall pay to Lessor all rents and other charges payable by Lessee under the Lease through and including the Termination Date.

      2. Release of Lease Memorandum. Lessor and Lessee shall execute any documents and instruments necessary to fully release and remove the Lease Memorandum of record.

      3. Release by Lessee and Lessor. Except as otherwise specifically herein provided, each party hereto hereby releases and discharges the other from all liability of any kind or nature whatsoever which the other may now or hereafter have to the other under the Lease, whether known or unknown, and whether direct or indirect.

      4. Successors. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              LESSOR:

                              Paine Webber Qualified Plan Property
                              Fund Four, LP, a Delaware limited partnership

                              By:   Fourth Qualified Properties, Inc.,
                                    General Partner

                                    By: /s/ Rock M D'Errico
                                        ---------------------
                                    Name: Rock M. D'Errico

                                    Title: Vice President

                              LESSEE:

                              J.A. PETERSON ENTERPRISES, INC., a Missouri corporation


                           By: /s/Kenneth L. Riedemann
                                ---------------------
                               Name: Kenneth L. Riedemann

                               Title: President

                                  Exhibit A



That part of Lot One (1), Block One (1), WOODLAWN PLACE an Addition to Wichita, Sedgwick County, Kansas, lying west of a line Described as follows:

Beginning 1241.27 feet N90(Degree)00'W of the northeast Corner of the Southwest Quarter (SE 1/4) of Section 1, Township 27 South, Range 1 East of the 6th P.M., Sedgwick County, Kansas, on the north line of said Lot One (1), Block One (1), thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 238.15 feet to the North line of Maingate Road, said point beginning at an arc distance of
282.71 feet west of the east end of a circular curve on the north line of Maingate Road, the north line of said Southeast Quarter (SE1/4) is assumed to bear N90(Degree)00'W; and more particularly described as follows:

Beginning at NW corner of Lot 1, Block 1, Woodlawn Place, an Addition to Wichita, Sedgwick County, Kansas; thence N 90(Degree)00' E along the north line of said Lot 1, Block 1, 750.29 feet to a point 1241.27 feet west of the NE corner of the SE1/4 of Section 1, T27S, R1E of the 6th P.M., Sedgwick County, Kansas; thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 238.15 feet to the north line of Maingate Road; thence westerly and southwesterly on the south line of said Lot 1, Block 1, and on a curve to left, having a radius of 481.97 feet and a central angle of 18(Degree)23'30", said tangent line bearings being N88(Degree)24'00"W and S73(Degree)12'30"W, 154.71 feet to the P.T. of a curve; thence S 73(Degree)12'30"W, on the south line of said Lot 1, Block 1, 40.32 feet to the point of a curve; thence on a curve to the right, having a radius of 999.45 feet and a central angle of 16(Degree)47'30", 292.91 feet to the P.T. of the curve; thence S90(Degree)00'W along the south line of said Lot 1, Block 1, 203.29 feet to the SW corner of said Lot 1, Block 1; thence N 2(Degree)57'40"W along the west line of said Lot 1, Block 1 449.66 feet to the point of beginning.

                                    EXCEPT


Commencing at the NW corner of Lot 1, Block 1, Woodlawn Place, an Addition to Wichita , Sedgwick County, Kansas; thence N 90(Degree)00'E along the North line of said Lot 1, Block 1, 750.29 feet to a point 1241.27 feet West of the NE corner of the SE 1/4 of Section 1, T27S, R1E of the 6th P.M., Sedgwick County, Kansas, and to a point of beginning; thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 54.44 feet; thence N 0(Degree) 00'E, 193.85 feet to the north line of said Lot 1, Block 1, thence N 90(Degree)00'E along the North line of said Lot 1, Block 1, 10.0 feet to the point of beginning.

                    NOTICE OF TERMINATION OF GROUND LEASE


      Notice is hereby given that pursuant to a certain Lease Termination Agreement dated as of the 16th day of July, 1997, PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP, a Delaware limited partnership having a principal place of business at 265 Franklin Street, Boston, Massachusetts 02110 ("Lessor"), and WILLOW CREEK, INC., a Kansas corporation having a place of business at 10000 West 75th Street, Shawnee Mission, Kansas 66204 ("Lessee"), TERMINATED that certain Ground Lease of certain premises located in Sedgwick County, Kansas between Lessor and Lessee dated October 31, 1985, notice of which was given pursuant to a certain Short Form of Ground Lease, dated October 31, 1985, and recorded on November 1, 1985 on Film 0761, Page 0509 in the records of Sedgwick County, State of Kansas (the "Recorder's Office"), as amended by a certain Amendment to Ground Lease and Short Form of Ground Lease made as of December 27, 1985 and recorded January 3, 1986 on Film 0772, Page 0740 in the Recorder's Office (collectively, the "Lease").

      The Premises were described in the Lease as follows:

            ALL that certain real estate (including leasehold estate) situated, lying and being in Wichita, County of Sedgwick, and State of Kansas, all as more particularly described in Exhibit A annexed hereto and by this reference expressly incorporated herein;

            TOGETHER with all and singular the appurtenances, rights, privileges and easements now or hereafter appertaining thereto;

            TOGETHER with the right of surface support of the buildings and improvements now or hereafter constructed on and above the said land; but EXCEPT AND EXCLUDING all right, title and interest in the footings, foundations, columns, piles, buildings, improvements, fixtures, equipment and other installations now or hereinafter located, constructed or erected thereon.

      Effective as of the date above written, the Lease shall be of no further force and effect.

      Executed as a sealed instrument as of the 16th day of July, 1997.

                              LESSOR:

                              Paine Webber Qualified Plan Property
                              Fund Four, LP, a Delaware limited partnership

                              By:   Fourth Qualified Properties, Inc.,
                                    General Partner

                                    By: /s/ Rock M D'Errico
                                        ---------------------
                                    Name: Rock M. D'Errico

                                    Title: Vice President

                              LESSEE:

                              WILLOW CREEK, INC. a Kansas corporation


                            By: /s/Kenneth Riedemann
                                ---------------------
                                Name: Kenneth Riedemann

                                Title: President

COMMONWEALTH OF MASSACHUSETTS   )
                                )  SS.
COUNTY OF SUFFOLK               )

     BE IT REMEMBERED, that on this 2nd day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Rock M. D'Errico, to me personally known to be the Vice President of Fourth Qualified Properties, Inc., Managing General Partner of Paine Webber Qualified Plan Property Fund Four, LP, a Delaware limited partnership, and who executed the foregoing instrument as such officer on behalf of said corporation and said limited partnership, and such person duly acknowledged the execution of the same to be the free act and deed of said corporation and said limited partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                      /s/ Andrew C. Sucoff
                                          -----------------
                                          Notary Public
                                          Printed Name:Andrew C. Scuoff
My commission expires:
2/26/2004
---------

STATE OF KANSAS                 )
                                )  SS.
COUNTY OF JOHNSON               )

     BE IT REMEMBERED, that on this 3rd day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Kenneth Riedemann to me personally known to be the person described in and who executed the foregoing instrument, who, being by me duly sworn, did say that he is the President of WILLOW CREEK, INC., a Kansas corporation, that said instrument was signed in behalf of said corporation by authority of its board of directors, and said person acknowledged said instrument to be the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                      /s/ Sheri L. Finley
                                          ---------------
                                          Notary Public
                                          Printed Name: Sheri L. Finley
My commission expires:
2/12/1998
---------

                                  Exhibit A



That part of Lot One (1), Block One (1), WOODLAWN PLACE an Addition to Wichita, Sedgwick County, Kansas, lying west of a line Described as follows:

Beginning 1241.27 feet N90(Degree)00'W of the northeast Corner of the Southwest Quarter (SE 1/4) of Section 1, Township 27 South, Range 1 East of the 6th P.M., Sedgwick County, Kansas, on the north line of said Lot One (1), Block One (1), thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 238.15 feet to the North line of Maingate Road, said point beginning at an arc distance of
282.71 feet west of the east end of a circular curve on the north line of Maingate Road, the north line of said Southeast Quarter (SE1/4) is assumed to bear N90(Degree)00'W; and more particularly described as follows:

Beginning at NW corner of Lot 1, Block 1, Woodlawn Place, an Addition to Wichita, Sedgwick County, Kansas; thence N 90(Degree)00' E along the north line of said Lot 1, Block 1, 750.29 feet to a point 1241.27 feet west of the NE corner of the SE1/4 of Section 1, T27S, R1E of the 6th P.M., Sedgwick County, Kansas; thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 238.15 feet to the north line of Maingate Road; thence westerly and southwesterly on the south line of said Lot 1, Block 1, and on a curve to left, having a radius of 481.97 feet and a central angle of 18(Degree)23'30", said tangent line bearings being N88(Degree)24'00"W and S73(Degree)12'30"W, 154.71 feet to the P.T. of a curve; thence S 73(Degree)12'30"W, on the south line of said Lot 1, Block 1, 40.32 feet to the point of a curve; thence on a curve to the right, having a radius of 999.45 feet and a central angle of 16(Degree)47'30", 292.91 feet to the P.T. of the curve; thence S90(Degree)00'W along the south line of said Lot 1, Block 1, 203.29 feet to the SW corner of said Lot 1, Block 1; thence N 2(Degree)57'40"W along the west line of said Lot 1, Block 1 449.66 feet to the point of beginning.

                                    EXCEPT


Commencing at the NW corner of Lot 1, Block 1, Woodlawn Place, an Addition to Wichita , Sedgwick County, Kansas; thence N 90(Degree)00'E along the North line of said Lot 1, Block 1, 750.29 feet to a point 1241.27 feet West of the NE corner of the SE 1/4 of Section 1, T27S, R1E of the 6th P.M., Sedgwick County, Kansas, and to a point of beginning; thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 54.44 feet; thence N 0(Degree) 00'E, 193.85 feet to the north line of said Lot 1, Block 1, thence N 90(Degree)00'E along the North line of said Lot 1, Block 1, 10.0 feet to the point of beginning.

                       RELEASE OF COLLATERAL ASSIGNMENT
                               OF RENTS AND LEASES


KNOW ALL BY THESE PRESENTS:

      Whereas, on the 31st day of October, 1985, a certain Collateral Assignment of Rents and Leases (the "Assignment") was executed by WILLOW CREEK, INC., a Kansas corporation, as Assignor ("Willow Creek"), to PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP, a Delaware limited partnership, as Assignee ("Paine
Webber"), to secure the payment by Willow Creek of the sum of Three Million Fifty-Five Thousand and 00/100ths Dollars ($3,055,000.00), upon the following described real estate situated in the County of Sedgwick, State of Kansas, to wit:

      See Exhibit A attached hereto and incorporated herein by reference.

Which Assignment was recorded on November 1, 1985, on Film 0761, Page 0544 of the records of Sedgwick County, State of Kansas.

      Whereas, all of the debt secured by the Assignment has been paid in full.

      NOW, THEREFORE, Paine Webber, the owner and holder of the Assignment, does hereby certify that all of the debt secured by the Assignment has been fully paid, satisfied and the Assignment discharged.

      Signed this 16th day of July, 1997.


                      Paine Webber Qualified Plan Property
                        Fund Four, LP, a Delaware limited
                        partnership

                        By:   Fourth Qualified Properties, Inc.,
                              General Partner

                            By: /s/ Rock M. D'Errico
                                ---------------------
                             Name: Rock M. D'Errico

                             Title: Vice President

COMMONWEALTH OF MASSACHUSETTS   )
                                )  SS.
COUNTY OF SUFFOLK               )

     BE IT REMEMBERED, that on this 2nd day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Rock M. D'Errico, to me personally known to be the Vice President of Fourth Qualified Properties, Inc., Managing General Partner of Paine Webber Qualified Plan Property Fund Four, LP, a Delaware limited partnership, and who executed the foregoing instrument as such officer on behalf of said corporation and said limited partnership, and such person duly acknowledged the execution of the same to be the free act and deed of said corporation and said limited partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                      /s/ Andrew C. Sucoff
                                          ----------------
                                          Notary Public
                                          Printed Name:Andrew C. Scuoff
My commission expires:
2/26/2004
---------

                                  Exhibit A



That part of Lot One (1), Block One (1), WOODLAWN PLACE an Addition to Wichita, Sedgwick County, Kansas, lying west of a line Described as follows:

Beginning 1241.27 feet N90(Degree)00'W of the northeast Corner of the Southwest Quarter (SE 1/4) of Section 1, Township 27 South, Range 1 East of the 6th P.M., Sedgwick County, Kansas, on the north line of said Lot One (1), Block One (1), thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 238.15 feet to the North line of Maingate Road, said point beginning at an arc distance of
282.71 feet west of the east end of a circular curve on the north line of Maingate Road, the north line of said Southeast Quarter (SE1/4) is assumed to bear N90(Degree)00'W; and more particularly described as follows:

Beginning at NW corner of Lot 1, Block 1, Woodlawn Place, an Addition to Wichita, Sedgwick County, Kansas; thence N 90(Degree)00' E along the north line of said Lot 1, Block 1, 750.29 feet to a point 1241.27 feet west of the NE corner of the SE1/4 of Section 1, T27S, R1E of the 6th P.M., Sedgwick County, Kansas; thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 238.15 feet to the north line of Maingate Road; thence westerly and southwesterly on the south line of said Lot 1, Block 1, and on a curve to left, having a radius of 481.97 feet and a central angle of 18(Degree)23'30", said tangent line bearings being N88(Degree)24'00"W and S73(Degree)12'30"W, 154.71 feet to the P.T. of a curve; thence S 73(Degree)12'30"W, on the south line of said Lot 1, Block 1, 40.32 feet to the point of a curve; thence on a curve to the right, having a radius of 999.45 feet and a central angle of 16(Degree)47'30", 292.91 feet to the P.T. of the curve; thence S90(Degree)00'W along the south line of said Lot 1, Block 1, 203.29 feet to the SW corner of said Lot 1, Block 1; thence N 2(Degree)57'40"W along the west line of said Lot 1, Block 1 449.66 feet to the point of beginning.

                                    EXCEPT


Commencing at the NW corner of Lot 1, Block 1, Woodlawn Place, an Addition to Wichita , Sedgwick County, Kansas; thence N 90(Degree)00'E along the North line of said Lot 1, Block 1, 750.29 feet to a point 1241.27 feet West of the NE corner of the SE 1/4 of Section 1, T27S, R1E of the 6th P.M., Sedgwick County, Kansas, and to a point of beginning; thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 54.44 feet; thence N 0(Degree) 00'E, 193.85 feet to the north line of said Lot 1, Block 1, thence N 90(Degree)00'E along the North line of said Lot 1, Block 1, 10.0 feet to the point of beginning.

                           SATISFACTION OF MORTGAGE

KNOW ALL BY THESE PRESENTS:

      Whereas, on the 31st day of October, 1985, a certain Mortgage and Security Agreement and Financing Statement (the "Mortgage") was executed by WILLOW CREEK, INC., a Kansas corporation, as Mortgagor ("Willow Creek"), to PAINE WEBBER QUALIFIED PLAN PROPERTY FUND FOUR, LP, a Delaware limited partnership, as Mortgagee ("Paine Webber"), for the sum of Three Million Fifty-Five Thousand and 00/100ths Dollars ($3,055,000.00), upon the following described real estate situated in the County of Sedgwick, State of Kansas, to wit:

      See Exhibit A attached hereto and incorporated herein by reference.

Which Mortgage was recorded on November 1, 1985, on Film 0761, Page 0521 of the records of Sedgwick County, State of Kansas.

      Whereas, all of the debt secured by the Mortgage has been paid in full.

      NOW, THEREFORE, Paine Webber, the owner and holder of the Mortgage, does hereby certify that all of the debt secured by the Mortgage has been fully paid, satisfied and the Mortgage discharged.

      Signed this 16th day of July , 1997.


                      Paine Webber Qualified Plan Property
                        Fund Four, LP, a Delaware limited
                        partnership

                        By:   Fourth Qualified Properties, Inc.,
                              General Partner

                            By: /s/ Rock M. D'Errico
                                ---------------------
                             Name: Rock M. D'Errico

                             Title: Vice President

COMMONWEALTH OF MASSACHUSETTS   )
                                )  SS.
COUNTY OF SUFFOLK               )

     BE IT REMEMBERED, that on this 2nd day of July, 1997, before me, a Notary Public in and for said County and State, personally appeared Rock M. D'Errico, to me personally known to be the Vice President of Fourth Qualified Properties, Inc., Managing General Partner of Paine Webber Qualified Plan Property Fund Four, LP, a Delaware limited partnership, and who executed the foregoing instrument as such officer on behalf of said corporation and said limited partnership, and such person duly acknowledged the execution of the same to be the free act and deed of said corporation and said limited partnership.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                      /s/ Andrew C. Sucoff
                                          ------------------
                                          Notary Public
                                          Printed Name:Andrew C. Sucoff
My commission expires:
2/26/2004
---------

                                  Exhibit A



That part of Lot One (1), Block One (1), WOODLAWN PLACE an Addition to Wichita, Sedgwick County, Kansas, lying west of a line Described as follows:

Beginning 1241.27 feet N90(Degree)00'W of the northeast Corner of the Southwest Quarter (SE 1/4) of Section 1, Township 27 South, Range 1 East of the 6th P.M., Sedgwick County, Kansas, on the north line of said Lot One (1), Block One (1), thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 238.15 feet to the North line of Maingate Road, said point beginning at an arc distance of
282.71 feet west of the east end of a circular curve on the north line of Maingate Road, the north line of said Southeast Quarter (SE1/4) is assumed to bear N90(Degree)00'W; and more particularly described as follows:

Beginning at NW corner of Lot 1, Block 1, Woodlawn Place, an Addition to Wichita, Sedgwick County, Kansas; thence N 90(Degree)00' E along the north line of said Lot 1, Block 1, 750.29 feet to a point 1241.27 feet west of the NE corner of the SE1/4 of Section 1, T27S, R1E of the 6th P.M., Sedgwick County, Kansas; thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 238.15 feet to the north line of Maingate Road; thence westerly and southwesterly on the south line of said Lot 1, Block 1, and on a curve to left, having a radius of 481.97 feet and a central angle of 18(Degree)23'30", said tangent line bearings being N88(Degree)24'00"W and S73(Degree)12'30"W, 154.71 feet to the P.T. of a curve; thence S 73(Degree)12'30"W, on the south line of said Lot 1, Block 1, 40.32 feet to the point of a curve; thence on a curve to the right, having a radius of 999.45 feet and a central angle of 16(Degree)47'30", 292.91 feet to the P.T. of the curve; thence S90(Degree)00'W along the south line of said Lot 1, Block 1, 203.29 feet to the SW corner of said Lot 1, Block 1; thence N 2(Degree)57'40"W along the west line of said Lot 1, Block 1 449.66 feet to the point of beginning.

                                    EXCEPT


Commencing at the NW corner of Lot 1, Block 1, Woodlawn Place, an Addition to Wichita , Sedgwick County, Kansas; thence N 90(Degree)00'E along the North line of said Lot 1, Block 1, 750.29 feet to a point 1241.27 feet West of the NE corner of the SE 1/4 of Section 1, T27S, R1E of the 6th P.M., Sedgwick County, Kansas, and to a point of beginning; thence S0(Degree)00'W, 140.33 feet; thence S 10(Degree)35'02"W, 54.44 feet; thence N 0(Degree) 00'E, 193.85 feet to the north line of said Lot 1, Block 1, thence N 90(Degree)00'E along the North line of said Lot 1, Block 1, 10.0 feet to the point of beginning.